UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

Consolidated Communications Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On January 22, 2024, Consolidated Communications Holdings, Inc., a Delaware corporation (“Consolidated Communications,” “Consolidated” or the “Company”), issued the following press release in connection with the Agreement and Plan of Merger, dated October 15, 2023, by and among the Company, Condor Holdings LLC, a Delaware limited liability company, and Condor Merger Sub Inc., a Delaware corporation, which contains a copy of a letter to shareholders issued by the Company’s board of directors. A copy of the letter, in the format being mailed to the Company’s shareholders, can also be found below.
Consolidated Communications Reminds Shareholders to Vote
FOR the Value Maximizing Transaction Today
Proposed Transaction is Financially Compelling and Delivers Certain, Premium Cash Value and is the Best Outcome for Shareholders
Reiterates Recommendation from Leading Independent Proxy Advisory Firm ISS that Shareholders Vote “FOR” the Proposed Transaction with Searchlight and BCI
MATTOON, Ill. — January 22, 2024 — Consolidated Communications Holdings, Inc. (Nasdaq: CNSL) (the “Company” or “Consolidated”), has mailed a letter to its shareholders in connection with its upcoming special meeting of shareholders (the “Special Meeting”) urging shareholders to vote “FOR” the proposed acquisition of the Company by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”) and British Columbia Investment Management Corporation (“BCI”) (the “Proposed Transaction”). The Special Meeting is scheduled to be held on January 31, 2024. Shareholders of record as of December 13, 2023, are entitled to vote at the Special Meeting.
The full text of the letter mailed to shareholders follows:
January 22, 2024
Dear Fellow Shareholders,
The January 31, 2024, deadline to vote on the proposed acquisition of Consolidated by Searchlight and BCI is fast approaching. In order to realize the benefits of this value-maximizing transaction, the majority of our independent shareholders must vote in support.
This means that your vote is extremely important, regardless of the number of shares you own. Every vote counts and is critical to the future of the Company. Not voting is the same as voting against the transaction.
The board of directors of the Company strongly urges you to vote “FOR” the Proposed Transaction, which offers financially compelling and certain value:
•
$4.70 per share in cash eliminates ongoing uncertainty in Company’s go forward plan and transfers the real risk of significant value decline that shareholders face if the Company were to remain standalone

•
70% premium to Consolidated’s share price as of April 12, 20231

•
89% premium to one-month VWAP2

•
18% increase in price achieved through negotiations following the initial bid from Searchlight and BCI

Institutional Shareholder Services (“ISS”), a leading independent advisory firm, stated that support for the Proposed Transaction is warranted and recommends that Consolidated shareholders vote “FOR” the Proposed Transaction.
Failure to vote “FOR” the Proposed Transaction, including not voting at all, could result in the deal failing and Consolidated’s share price falling to well below the pre-announcement price. As a Consolidated shareholder, your choice is clear: vote for significant, compelling and certain value.

We thank you for your continued support.
Sincerely,
The Consolidated Communications Board
Maximize the value of your investment
Vote “FOR” the Proposed Transaction Today
Shareholders with questions or who require assistance voting their shares should contact Consolidated’s proxy solicitor, Morrow Sodali. Shareholders may call toll-free: (800) 662-5200 or +1 (203) 658-9400 (international) or email CNSL@info.morrowsodali.com.
Advisors
Rothschild & Co is acting as financial advisor to the special committee and Cravath, Swaine & Moore LLP is acting as its legal counsel. Latham & Watkins LLP is providing legal counsel to Consolidated Communications.
About Consolidated Communications
Consolidated Communications Holdings, Inc. (Nasdaq: CNSL) is dedicated to moving people, businesses and communities forward by delivering the most reliable fiber communications solutions. Consumers, businesses and wireless and wireline carriers depend on Consolidated for a wide range of high-speed internet, data, phone, security, cloud and wholesale carrier solutions. With a network spanning nearly 60,000 fiber route miles, Consolidated is a top 10 U.S. fiber provider, turning technology into solutions that are backed by exceptional customer support.
Forward-Looking Statements
Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies and anticipated financial results.
There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the Proposed Transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the Proposed Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Proposed Transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the Proposed Transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the Proposed Transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the Proposed Transaction; (ix) the risk that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; (x) the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.
Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “would” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the Proposed Transaction. The Special Meeting will be held on January 31, 2024 at 9:00 A.M. Central Time, at which meeting the stockholders of the Company will be asked to consider and vote on a proposal to adopt the merger agreement and approve the Proposed Transaction. In connection with the Proposed Transaction, the Company filed relevant materials with the SEC, including the Proxy Statement. The Company commenced mailing the Proxy Statement and a proxy card to each stockholder of the Company entitled to vote at the Special Meeting on December 18, 2023. In addition, the Company and certain affiliates of the Company jointly filed an amended transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE SCHEDULE 13E-3, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SEARCHLIGHT AND BCI AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are able to obtain these documents free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 2116 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or at tel: +1 (844) 909-2675.

Notes
1
The last full trading day prior to submission of Searchlight and BCI’s initial non-binding proposal.

2
Calendar day volume-weighted average prices as of April 12, 2023.

Contacts
Philip Kranz, Investor Relations
+1217-238-8480
Philip.kranz@consolidated.com
Jennifer Spaude, Media Relations
+1507-386-3765
Jennifer.spaude@consolidated.com

January 22, 2024

Consolidated communications

Dear Fellow Shareholders,

The January 31, 2024, deadline to vote on the proposed acquisition of Consolidated by Searchlight and BCI is fast approaching. In order to realize the benefits of this value-maximizing transaction, the majority of our independent shareholders must vote in support.

This means that your vote is extremely important, regardless of the number of shares you own. Every vote counts and is critical to the future of the Company. Not voting is the same as voting against the transaction.

The board of directors of the Company strongly urges you to vote "FOR" the Proposed Transaction, which offers financially compelling and certain value:

$4.70

per share in cash eliminates ongoing uncertainty in Company's go forward plan and transfers the real risk of significant value decline that shareholders face if the Company were to remain standalone

18% increase

in price achieved through negotiations following the initial bid from Searchlight and BCI

70% premium

to Consolidated's share price as of April 12, 2023[1]

89% premium

to one-month VWAP[2]

ISS

Institutional Shareholder Services ("ISS"), a leading independent advisory firm, stated that support for the Proposed Transaction is warranted and recommends that Consolidated shareholders vote "FOR" the Proposed Transaction.

Failure to vote "FOR" the Proposed Transaction, including not voting at all, could result in the deal failing and Consolidated's share price falling to well below the pre-announcement price.

As a Consolidated shareholder, your choice is clear: vote for significant, compelling and certain value.

We thank you for your continued support.

Sincerely,
The Consolidated Communications Board

Maximize the value of your investment Vote “FOR” theProposed Transaction TodayShareholders with questions or who require assistance voting their shares should contact Consolidated’s proxy solicitor: 430 Park Avenue, 14th FloorNew York, NY 10022Shareholders may call toll-free:(800) 662-5200 or +1 (203) 658-9400 (international) Email: CNSL@info.morrowsodali.com Forward-Looking StatementsCertain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies and anticipated financial results.There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the Proposed Transaction by the Company’s stockholders;(iii) the possibility that any or all of the various conditions to the consummation of the Proposed Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made;(v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Proposed Transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the Proposed Transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the Proposed Transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the Proposed Transaction; (ix) the risk that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; (x) the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “would” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.Additional Information and Where to Find ItThis communication may be deemed to be solicitation material in respect of the Proposed Transaction. The Special Meeting will be held on January 31, 2024 at 9:00 A.M. Central Time, at which meeting the stockholders of the Company will be asked to consider and vote on a proposal to adopt the merger agreement and approve the Proposed Transaction.
In connection with the Proposed Transaction, the Company filed relevant materials with the SEC, including the Proxy Statement. The Company commenced mailing the Proxy Statement and a proxy card to each stockholder of the Company entitled to vote at the Special Meeting on December 18, 2023. In addition, the Company and certain affiliates of the Company jointly filed an amended transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE SCHEDULE 13E-3, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SEARCHLIGHT AND BCI AND THEPROPOSED TRANSACTION. Investors and stockholders of the Company are able to obtain these documents free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 2116 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or at tel: +1 (844) 909-2675.Notes1.The last full trading day prior to submission of Searchlight and BCI’s initial non-binding proposal.2.Calendar day volume-weighted average prices as of April 12, 2023.